SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 30, 2005

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100 Addison, Texas	75001
(Address of principal executive offices)	(zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K supplements the prior disclosures filed with the Securities and Exchange Commission (“SEC”) concerning the sales by Dresser, Inc. (the “Company”) of its worldwide On/Off valve and Instruments businesses. For additional details, see the Company’s Current Reports on Form 8-K filed with the SEC on September 8, 2005, December 2, 2005 (On/Off) and December 2, 2005 (Instruments), Annual Report on Form 10-K for the year ended December 31, 2004, and Quarterly Report on Form 10-Q for the period ended September 30, 2005.

Item 9.01	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information.

In connection with the previously reported sales of its worldwide On/Off valve and Instruments businesses, the Company has prepared the following unaudited pro forma financial statements which are based on its historical consolidated financial statements.

The unaudited pro forma consolidated balance sheet at September 30, 2005 has been prepared to reflect the sales of the On/Off valve and Instrument businesses as if the transactions had occurred on September 30, 2005. The unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 2004 and the nine months ended September 30, 2005 and 2004 have been prepared to present the results of the Company’s continuing operations as if the transactions had occurred January 1, 2004. The consolidated statements of operations for fiscal years ended December 31, 2003 and 2002 are presented where discontinued operations are separated from continuing operations per Financial Accounting Standards Board Statement 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s financial statements and notes thereto in its Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the period ended September 30, 2005. The adjustments necessary to fairly present these pro forma financial statements are described in the accompanying notes. The adjustments have been made based on available information and in the opinion of management are reasonable. The pro forma financial statements are presented for illustrative purposes only, do not necessarily reflect the actual results that would have occurred had the sales occurred on the assumed dates and are not necessarily indicative of future results of operations of the Company after the completion of the transactions.

DRESSER, INC.

Condensed Consolidated Balance Sheet

as of September 30, 2005

(in millions, except share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Pro forma adjustments Instruments (b)	Pro forma adjustments On/Off (c)	Pro Forma
ASSETS
Current assets:
Cash and equivalents	$82.1	$4.5	$9.3	$95.9
Receivables	303.8	—	—	303.8
Notes receivable	2.0	—	—	2.0
Inventories	190.7	0.8	—	191.5
Current assets from discontinued operations	286.1	(31.6)	(254.5)	—
Other current assets	32.9	—	(3.8)	29.1

Total current assets	897.6	(26.3)	(249.0)	622.3
Property, plant and equipment	138.1	—	—	138.1
Investments in unconsolidated subsidiaries	8.0	—	—	8.0
Goodwill	261.2	—	—	261.2
Long-term assets from discontinued operations	144.4	(8.0)	(136.4)	—
Other assets	135.4	—	6.8	142.2

Total assets	$1,584.7	$(34.3)	$(378.6)	$1,171.8

LIABILITIES, MANDATORILY REDEEMABLE COMMON STOCK AND SHAREHOLDER’S DEFICIT
Current liabilities:
Accounts and notes payable	$168.2	$—	$(21.3)	$146.9
Notes payable	26.9	—	—	26.9
Current maturities of long-term debt	216.5	—	—	216.5
Accrued payroll and other compensation	55.6	—	—	55.6
Deferred revenue	14.4	—	—	14.4
Accrued expenses	120.7	1.4	2.5	124.6
Current liabilities from discontinued operations	153.8	(10.5)	(143.3)	—

Total current liabilities	756.1	(9.1)	(162.1)	584.9
Pension and other retiree benefit obligations	322.3	(9.5)	—	312.8
Long-term debt	844.8	(24.7)	(190.3)	629.8
Long-term liabilities from discontinued operations	13.4	(1.6)	(11.8)	—
Other liabilities	28.0	—	—	28.0

Total liabilities	1,964.6	(44.9)	(364.2)	1,555.5

Minority interest	3.5	—	—	3.5
Mandatorily redeemable common stock	11.5	—	—	11.50

Shareholder’s deficit:
Common stock, $0.01 par value; issued and outstanding: 1,000	—	—	—	—
Capital in excess of par Value	454.9	—	—	454.90
Loan to Dresser, Ltd.	(1.6)	—	—	(1.6)
Dividends in excess of net book value	(605.6)	—	—	(605.6)
Accumulated deficit	(188.1)	12.4	2.6	(173.1)
Accumulated other comprehensive loss	(54.5)	(1.8)	(17.0)	(73.3)

Total shareholder’s deficit	(394.9)	10.6	(14.4)	(398.7)

Total liabilities, mandatorily redeemable common stock and shareholder’s deficit	$1,584.7	$(34.3)	$(378.6)	$1,171.8

See notes to pro forma consolidated financial statements

DRESSER, INC.

Condensed Consolidated Statements of Operations

for the nine months ended September 30, 2005

(in millions except share and per share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Pro Forma Adjustments (b) (c)	Pro Forma
Revenues	$1,245.3	$—	$1,245.3
Cost of revenues	871.1	—	871.1

Gross profit	374.2	—	374.2
Selling, engineering, administrative and general expenses	287.0	—	287.0
Impairment of assets	14.9	—	14.9

Operating income (loss)	72.3	—	72.3
Interest expense	(67.1)	11.9	(55.2)
Interest income	0.9	—	0.9
Other (deductions) income, net	(1.0)	—	(1.0)

Income (loss) before taxes	5.1	11.9	17.0
Provision for income taxes	(7.5)	(0.9)	(8.4)

Income before equity interests	(2.4)	11.0	8.6

Equity earnings of unconsolidated subsidiaries	3.1	—	3.1
Minority owner’s share of consolidated subsidiaries	(0.6)	—	(0.6)

Net income from continuing operations	0.1	11.0	11.1

Basic and diluted net income from continuing operations per share	$100		$11,100

Basic and diluted weighted average shares outstanding	1,000		1,000

See notes to pro forma consolidated financial statements

DRESSER, INC.

Condensed Consolidated Statements of Operations

for the nine months ended September 30, 2004

(in millions except share and per share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Pro Forma Adjustments (b) (c)	Pro Forma
Revenues	$1,057.1	$—	$1,057.1
Cost of revenues	738.7	—	738.7

Gross profit	318.4	—	318.4
Selling, engineering, administrative and general expenses	240.9	—	240.9
Impairment of assets	—	—	—

Operating income (loss)	77.5	—	77.5
Interest expense	(69.4)	7.5	(61.9)
Interest income	1.5	—	1.5
Other (deductions) income, net	(0.8)	—	(0.8)

Income (loss) before taxes	8.8	7.5	16.3
Provision for income taxes	(5.5)	(0.2)	(5.7)

Income before equity interests	3.3	7.3	10.6

Equity earnings of unconsolidated subsidiaries	1.8	—	1.8
Minority owner’s share of consolidated subsidiaries	(0.3)	—	(0.3)

Net income from continuing operations	4.8	7.3	12.1

Basic and diluted net income from continuing operations per share	$4,800		$12,100

Basic and diluted weighted average shares outstanding	1,000		1,000

See notes to pro forma consolidated financial statements

DRESSER, INC.

Condensed Consolidated Statements of Operations

for the year ended December 31, 2004

(in millions except share and per share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Instruments (d)	On/Off (d)	Pro Forma Adjustments (b) (c)	Pro Forma
Revenues	$1,991.7	$(116.6)	$(421.0)	$—	$1,454.1
Cost of revenues	1,440.6	(86.8)	(330.3)	—	1,023.5

Gross profit	551.1	(29.8)	(90.7)	—	430.6
Selling, engineering, administrative and general expenses	517.9	(32.7)	(144.9)	—	340.3

Operating income (loss)	33.2	2.9	54.2		90.3
Interest expense	(91.1)	0.3	1.6	10.4	(78.8)
Interest income	1.3	—	(0.3)	—	1.0
Other (deductions) income, net	1.2	0.6	0.1	—	1.9

Income (loss) before taxes	(55.4)	3.8	55.6	10.4	14.4
Provision for income taxes	(11.7)	(0.1)	7.4	(0.3)	(4.7)

Income before equity interests	(67.1)	3.7	63.0	10.1	9.7

Equity earnings of unconsolidated subsidiaries	3.9	(0.4)	(0.2)	—	3.3
Minority owner’s share of consolidated subsidiaries	(0.7)	—	0.2	—	(0.5)

Net (loss) income	$(63.9)	$3.3	$63.0	$10.1	$12.5

Basic and diluted net income (loss) per share	$(63,900)				$12,500

Basic and diluted weighted average share outstanding	1,000				1,000

See notes to pro forma consolidated financial statements

DRESSER, INC.

Condensed Consolidated Statements of Operations

for the year ended December 31, 2003

(in millions except share and per share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Instruments (d)	On/Off (d)	Pro Forma
Revenues	$1,661.1	$(113.1)	$(408.6)	$1,139.4
Cost of revenues	1,225.2	(82.8)	(331.9)	810.5

Gross profit	435.9	(30.3)	(76.7)	328.9
Selling, engineering, administrative and general expenses	382.3	(32.4)	(73.9)	276.0

Operating income (loss)	53.6	2.1	(2.8)	52.9
Interest expense	(85.5)	0.2	2.9	(82.4)
Interest income	2.9	—	(0.7)	2.2
Other (deductions) income, net	6.2	0.8	(2.2)	4.8

Income (loss) before taxes	(22.8)	3.1	(2.8)	(22.5)
Provision for income taxes	(17.4)	0.5	7.7	(9.2)

Income before equity interests	(40.2)	3.6	4.9	(31.7)
Equity earnings of unconsolidated subsidiaries	2.3	—	0.2	2.5

Net (loss) income	$(37.9)	$3.6	$5.1	$(29.2)

Basic and diluted net income (loss) per share	$(37,900)			$(29,200)

Basic and diluted weighted average shares outstanding	1,000			1,000

See notes to pro forma consolidated financial statements

DRESSER, INC.

Condensed Consolidated Statements of Operations

for the year ended December 31, 2002

(in millions except share and per share amounts)

(unaudited)

	Dresser, Inc. Historical (a)	Instruments (d)	On/Off (d)	Pro Forma
Revenues	$1,590.4	$(116.2)	$(393.4)	$1,080.8
Cost of revenues	1,163.6	(82.2)	(314.0)	767.4

Gross profit	426.8	(34.0)	(79.4)	313.4
Selling, engineering, administrative and general expenses	341.8	(30.9)	(57.1)	253.8

Operating income (loss)	85.0	(3.1)	(22.3)	59.6
Interest expense	(95.3)	0.2	4.7	(90.4)
Interest income	2.7	—	—	2.7
Other (deductions) income, net	7.8	(0.3)	(2.8)	4.7

Income (loss) before taxes	0.2	(3.2)	(20.4)	(23.4)
Provision for income taxes	(14.0)	0.5	5.8	(7.7)

Income before equity interests	(13.8)	(2.7)	(14.6)	(31.1)
Equity earnings of unconsolidated subsidiaries	3.0	(0.9)	(0.6)	1.5

Net (loss) income	$(10.8)	$(3.6)	$(15.2)	$(29.6)

Basic and diluted net income (loss) per share	$(10,800)			$(29,600)

Basic and diluted weighted average shares outstanding	997			997

See notes to pro forma consolidated financial statements

Notes to Pro Forma Consolidated Financial Information

(in millions)

Balance Sheet Adjustments:

(a)	The Company’s consolidated balance sheet as reported in its Form 10-Q for the period ended September 30, 2005.

(b)	The effect of the Instruments disposition, including the reduction of debt of $24.7 million, retention of cash and working capital adjustment of $4.5 million, assets not transferred of $0.8 million, net pension and other post retirement liability effect of $9.5 million, additional closing and other costs not accrued at September 30, 2005 of $1.4 million, and a $1.8 million cumulative translation adjustment.

(c)	The effect of the On/Off disposition, including the reduction of short-term debt of $21.3 million and long-term debt of $190.3 million, working capital adjustment of $9.3 million, deferred income tax impact of $3.8 million, certain long-term assets retained by the Company of $6.8 million, additional closing and other costs not accrued at September 30, 2005 of $2.5 million, and a $17.0 million cumulative translation adjustment.

Statement of Operations Adjustments:

(a)	The consolidated statements of operations as reported in the Company’s Form 10-Q for the nine months ended September 30, 2005 and as reported in its Annual Report on Form 10-K for the year ended December 31, 2004.

(b)	The effect on interest expense of a $236.3 million repayment of the Company’s senior secured debt and Brazil short-term debt with proceeds from the sales at weighted average interest rates as follows:

	Senior Secured Debt	Brazil short-term debt
Nine months ended September 30, 2005	5.55%	22.91%
Nine months ended September 30, 2004	3.99%	20.69%
Year ended December 31, 2004	4.11%	20.63%

(c)	Income tax effect of reduction in Brazil short-term debt interest expense. There is no income tax effect on reduction of interest expense on senior secured debt due to domestic valuation allowance.

(d)	Elimination of Instruments and On/Off statements of operations amounts.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC.

Date: February 14, 2006	By:	/S/ PATRICK M. MURRAY
Patrick M. Murray Chief Executive Officer and Chairman of the Board

By:	/S/ ROBERT D. WOLTIL
Robert D. Woltil Senior Vice President and Chief Financial Officer

By:	/S/ THOMAS J. KANUK
Thomas J. Kanuk Corporate Controller and Chief Accounting Officer